                                 HIGHMARK FUNDS

                               MONEY MARKET FUNDS

                        SUPPLEMENT DATED JUNE 1, 1998 TO
                RETAIL SHARES PROSPECTUS DATED NOVEMBER 30, 1997

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE
    CAPITALIZED TERMS USED HEREIN HAVE THE SAME MEANING AS IN THE PROSPECTUS

  This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with such Prospectus.

Effective July 1, 1998, the following information will be added under "REDEMPTION OF SHARES" on page 26:

Redemption By Checkwriting

  Checkwriting is available to Shareholders of the Funds who have purchased Retail Shares directly from the Funds without the help of an investment professional. HighMark will provide Shareholders of record, upon request and without charge, with checks drawn on the Fund in which they have an account. Shareholders will be required to sign signature cards and will be subject to any applicable rules and regulations of the clearing bank relating to check redemption privileges.

  Checks drawn on the Funds may be made payable to the order of any payee in an amount of $500 or more. Shareholders should be aware that, as in the case with bank checks, certain banks may not provide cash at the time of deposit, but will wait until they have received payment from the clearing bank. When a check is presented to the clearing bank for payment, subject to the Fund's acceptance of the check, the clearing bank, as agent, causes the Fund to redeem, at the net asset value next determined after such presentation, a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. Checks will be returned by the clearing bank if there are insufficient shares to meet the withdrawal amount. Shareholders of record wishing to use this method of redemption should check the appropriate box on the Account Application, obtain a signature card by calling 1-800-433-6884, and mail the completed form and signature card to the transfer agent at P.O. Box 8416, Boston, Massachusetts 02266-8416. There is no charge for the clearance of any checks, although the clearing bank will impose its customary overdraft fee in connection with returning any checks as to which there are insufficient shares to meet the withdrawal amount. As of the date of this Supplement, the overdraft fee was $20. Shareholders are permitted to write a maximum of five checks per month. A charge of $25 will be assessed to the account of a Shareholder who writes more than the permitted maximum amount of checks per month. Shareholders may not use a check to close their account.

HMMM-R-6-98